                                                                   EXHIBIT 10.5


                                                                [EXECUTION COPY]












================================================================================
                                    GUARANTY


                         dated as of September 29, 1997


                                       of


                               GRAND CASINOS, INC.
                        AND ITS SUBSIDIARIES NAMED HEREIN


                                   in favor of


                         THE BENEFICIARIES NAMED HEREIN




================================================================================

                                TABLE OF CONTENTS

SECTION                                                                  PAGE
-------                                                                  ----

1.  Guaranty...............................................................1

2.  Guarantor's Guaranteed Obligations Unconditional.......................3

3.  Waiver and Agreement...................................................5

4.  Assignment.............................................................6

5.  Waiver of Subrogation..................................................6

6.  Rights of the Beneficiaries............................................7

7.  Term of Guaranty.......................................................7

8.  Agreement of Guarantor.................................................7

9.  Representations and Warranties.........................................7

10.  Completion Guaranty...................................................8

11.  Further Assurances....................................................8

12.  Notices, Etc..........................................................9

13.  Amendments, Etc.......................................................9

14.  Severability..........................................................9

15.  Joinder...............................................................9

16.  Choice of Law.........................................................9

17.  Successors and Assigns................................................9

                                    GUARANTY


         THIS GUARANTY (this "Guaranty"), dated as of September 29, 1997, made by GRAND CASINOS, INC., a Minnesota corporation ("Parent"), and each of the undersigned corporations, together with each other Person who may become a party hereto pursuant to Section 15 of this Guaranty (each, including Parent, a "Guarantor"), in favor of the Beneficiaries named below pursuant to that certain Participation Agreement, dated as of September 29, 1997 (the "Participation Agreement"), among BL Resorts I, LLC, a Minnesota limited liability company ("BL Resorts"), GCG Resorts I, LLC, a Minnesota limited liability company ("GCG Resorts" and, together with BL Resorts, the "Initial Lessees"), each other Subsidiary of Parent that becomes a Lessee with respect to the Operative Documents in the manner specified in Section 9.22 of the Participation Agreement (collectively, with the Initial Lessees, "Lessees"), as Lessees and Construction Agents, Hancock Bank, not in its individual capacity but solely as Lessor and Trustee, BA Leasing & Capital Corporation, a California corporation, as Arranger and Administrative Agent, the Co-Agents identified therein, and the Lenders identified therein. Capitalized terms used and not otherwise defined in this Guaranty shall have the meaning assigned to such terms in Appendix 1 to the Participation Agreement.

         WHEREAS, Parent is the direct beneficial owner of all the issued and outstanding membership interests of Lessees and Construction Agents; and

         WHEREAS, pursuant to the Master Lease and the Participation Agreement, Trustee has agreed, on behalf of the Trust and each Lender, to purchase the Facilities and Facility F, F&E relating thereto and lease such Facilities and Facility F, F&E to Lessees pursuant to the Master Lease and Lease Supplements to be executed from time to time in connection therewith; and

         WHEREAS, each Guarantor is entering into this Guaranty in order to induce the parties to the Participation Agreement to enter into the transactions contemplated thereby;

         NOW, THEREFORE, each Guarantor covenants and agrees as follows:

         SECTION 2. Guaranty. Each Guarantor jointly and severally hereby absolutely, unconditionally and irrevocably guarantees to Trustee (both individually and in its capacity as Trustee), the Administrative Agent, each Lender, the Bank and each other Indemnitee and their respective successors and assigns (individually, a "Beneficiary" and, collectively, the "Beneficiaries"):

                  (a) the due, punctual and full payment of all amounts (including amounts payable as damages in case of default and any amounts due pursuant to Article VII of the Participation Agreement and
         Section 3.2 and Article IV of each of the Construction Agency Agreements)payable by each of the Lessees and Construction Agents pursuant to

                                                                       Guaranty



         the Master Lease, the Lease Supplements, the Construction Agency Agreements, the Participation Agreement, or any other Operative Document to which any Lessee or Construction Agent is or is to be a party, whether such obligations now exist or arise hereafter, as and when the same shall become due and payable in accordance with the terms thereof (including in all cases all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b) or the commencement or operation of any other bankruptcy, insolvency, reorganization or like proceeding relating to any Lessee or Construction Agent); and

                  (b) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of each of the Lessees contained in the Participation Agreement, the Master Lease, the Lease Supplements or any other Operative Documents to which any Lessee is or may be a party in accordance with the terms thereof or of each of the Construction Agents contained in the Participation Agreement, the Construction Agency Agreements or any other Operative Document to which any Construction Agent is or may be a party in accordance with the terms thereof.

(such obligations referred to in clauses (a) and (b) above being hereinafter called the "Guaranteed Obligations"); provided, however, that such Guarantor shall be liable under this Guaranty only for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount and, provided further that, in the case of any Guarantor that is also a Lessee, such Guarantor shall be liable under this Guaranty only for that portion of the Guaranteed Obligations with respect to which such Guarantor is not liable as a Lessee.

         Each Guarantor further will pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel, which may include allocated costs of staff counsel of any Beneficiary) that may be paid or incurred by any Beneficiary in collecting any Guaranteed Obligations or in preserving or enforcing any rights under this Guaranty or under the Guaranteed Obligations, it being understood that no Guarantor shall be obligated to pay hereunder to the extent that the applicable Lessees have made such corresponding payments under the Operative Documents.

         This Guaranty constitutes an unconditional and irrevocable guaranty of payment, performance and compliance and not of collectability, is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by any Lessee or
                                       -2-

                                                                       Guaranty

Construction Agent or upon any other event, contingency or circumstance whatsoever, and shall be binding upon and against each Guarantor without regard to the validity or enforceability of the Master Lease, the Lease Supplements, the Participation Agreement, the Construction Agency Agreements or any other Operative Document.

         If for any reason whatsoever any Lessee or Construction Agent shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable or to perform or comply with any such obligation, covenant, term, condition or undertaking, each applicable Guarantor will immediately pay or cause to be paid such amounts to the Person or Persons entitled to receive the same under the terms of the Operative Documents, as appropriate, together with interest at the Overdue Rate on any amount due and owing from the date the same shall have become due and payable to the date of payment, or perform or comply with any such obligation, covenant, term, condition or undertaking or cause the same to be performed or complied with.

         SECTION 3. Guarantor's Guaranteed Obligations Unconditional. The covenants and agreements of each Guarantor set forth in this Guaranty shall be primary obligations of such Guarantor, and shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by such Guarantor with its obligations hereunder), whether based upon any claim that any Lessee, Construction Agent, such Guarantor, or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor, any Lessee or Construction Agent shall have any knowledge or notice thereof) including, without limitation:

                  (a) any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Guaranteed Obligations, the Master Lease, the Lease Supplements, the Construction Agency Agreements or any Operative Document, or any of the agreements referred to in any thereof, or any other instrument or agreement applicable to any such agreements or any of the parties to such agreements, or to any of the Facilities or any Facility F,F&E, or any assignment, mortgage or transfer thereof or of any interest therein, or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Guaranteed Obligations; or the failure of any security or the failure of any Beneficiary to perfect or insure any interest in any collateral;

                  (b) any failure, omission or delay on the part of any Lessee, Construction Agent, Beneficiary or other Person to conform or comply with any term of any instrument or agreement referred to in clause (a) above;

                                                                       Guaranty


                  (c) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause (a) above or any obligation or liability of any Lessee, Construction Agent or Beneficiary, or any exercise or non-exercise by any Beneficiary or any other Person of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

                  (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any Lessee or Construction Agent, any Beneficiary or any other Person, or any of their respective properties or creditors, the imposition of any stay or injunction in connection with any such proceeding, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (e) any limitation on (i) the liability or obligations of any Lessee, Construction Agent, such Guarantor or any other Person under any agreement or instrument referred to in clause (a) above, or (ii) the enforceability or validity of any of the Guaranteed Obligations or any security for the Guaranteed Obligations;

                  (f) any other guaranty of the Guaranteed Obligations or any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the foregoing, or any other agreement or instrument, referred to in clause
         (a) above or any term of any thereof;

                  (g) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the construction or use of, any Facility or any Facility F,F&E by any Lessee, Construction Agent or any other Person for any reason whatsoever (including any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the Master Lease, any Lease Supplement or any Construction Agency Agreement), whether or not resulting from accident and whether or not without fault on the part of any Lessee, Construction Agent, or other Person;

                  (h) any merger or consolidation of any Lessee, Construction Agent or such Guarantor into or with any other Person or any sale, lease or transfer of any of the assets

                                                                        Guaranty

       of any Lessee, Construction Agent or such Guarantor to any other Person; Guaranty


                (i) any change in the ownership of any of the membership interests of any Lessee or Construction Agent or any organizational change in any Lessee or Construction Agent;

                (j) a failure of the Master Lease or any Lease Supplement to become effective;

                (k) any assignments, transfers or subleases of any Lease Supplement or any of any Lessee's rights thereunder including an assignment, transfer or sublease pursuant to Article IV of the Master Lease; or

                (l) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

       The  unconditional   obligations  of  each  Guarantor  set  forth  herein
constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

       SECTION 4. Waiver and Agreement. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Each Guarantor unconditionally waives, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) notice of any of the matters referred to in Section 2, or any right to consent or assent to any thereof; (c) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against such Guarantor, including without limitation, any demand, presentment, protest, proof or notice of nonpayment under any agreement or instrument referred to in clause (a) of Section 2, and notice of default or any failure on the part of any Lessee to perform and comply with any covenant, agreement, term or condition of any agreement or instrument referred to in clause (a) of Section 2; (d) any right to the enforcement, assertion or exercise against any Lessee or Construction Agent of any right, power, privilege or remedy conferred in any agreement or instrument referred to in clause (a) of Section 2 or otherwise; (e) any requirement of diligence on the part of any Person; (f) any requirement of any Beneficiary to take any action whatsoever, to exhaust any remedies or to mitigate the damages resulting from a default by any Person under any agreement or instrument referred to in clause
(a) of Section 2; (g) any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in any agreement or instrument referred to in

                                                                       Guaranty

clause (a) of Section 2 or the Collateral; and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against such Guarantor.

         Each Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Lessee or Construction Agent is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

         Each Guarantor further agrees that, without limiting the generality of this Guaranty, if a Lease Event of Default or Construction Agency Event of Default shall have occurred and be continuing and Trustee or its assignee is prevented by applicable law from exercising its remedies under the Master Lease or if any Construction Agency Agreement or any agreement or instrument referred to in clause (a) of Section 2 shall be terminated as a result of the rejection or disaffirmance thereof by any trustee, receiver or liquidating agent of any Lessee, Construction Agent, or other Person upon the insolvency, bankruptcy or reorganization of such Lessee, Construction Agent or other Person, such Guarantor's Guaranteed Obligations hereunder shall continue to the same extent as if Trustee had exercised any remedies available under the Master Lease or had such Construction Agency Agreement or other agreement or instrument not been rejected or disaffirmed.

         SECTION 5. Assignment. Each Guarantor hereby acknowledges that it is contemplated that on the date hereof the Trustee will assign to the Administrative Agent for the benefit of the Lenders all of the Trustee's rights, title and interest in and to this Guaranty in respect of any Guaranteed Obligations hereunder which are part of the Trust Estate and such Guarantor hereby agrees to such assignment.

         SECTION 6. Waiver of Subrogation. Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any Lessee or Construction Agent that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Operative Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of Beneficiaries against any Lessee or Construction Agent or any Collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any Lessee or Construction Agent, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been indefeasibly paid in cash, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the

                                                                        Guaranty

Beneficiaries, and shall forthwith be paid to the Administrative Agent to be credited and applied pursuant to the terms of the Loan Agreement and the Trust Agreement. Each Guarantor acknowledges that it will receive substantial economic benefits from the financing arrangements contemplated by the Operative Documents and that the waiver set forth in this Section 5 is knowingly made in contemplation of such benefits. Each Guarantor hereby absolutely, unconditionally and irrevocably waives and agrees not to assert or take advantage of any defense based upon an election of remedies by the Administrative Agent, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or impairs any right of subrogation of such Guarantor or the right of such Guarantor to proceed against any Person for reimbursement or both.

         SECTION 7. Rights of the Beneficiaries. This Guaranty is made for the benefit of, and shall be enforceable by, each Beneficiary as its interest may appear or by the Administrative Agent on behalf of the Beneficiaries.

         SECTION 8. Term of Guaranty. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all the Guaranteed Obligations shall be indefeasibly paid in full in cash and all the agreements of such Guarantor hereunder and the Lessees and Construction Agents hereunder and under the Master Lease and all Lease Supplements thereto, the Participation Agreement and the other Operative Documents shall have been duly performed. If, as a result of any bankruptcy, dissolution, reorganization, insolvency, arrangement or liquidation proceedings (or proceedings similar in purpose or effect), or if for any other reason any payment received by any Beneficiary in respect of the Guaranteed Obligations is rescinded or must be returned by such Beneficiary, this Guaranty shall continue to be effective as if such payment had not been made and, in any event, as provided in the preceding sentence.

         SECTION 9. Agreement of Guarantor. Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of each of the Lessees and Construction Agents and of all other circumstances with respect to any of the Guaranteed Obligations, and such Guarantor agrees that no Beneficiary shall be under any duty to advise such Guarantor of information known to it regarding such condition or any such circumstance, whether or not any Beneficiary has a reasonable opportunity to communicate such information or has reason to believe that any such information is unknown to such Guarantor or materially increases the risk to such Guarantor beyond the risk such Guarantor intends to assume hereunder.

         SECTION 10. Representations and Warranties. Each Guarantor (other than Parent) hereby represents and warrants to each Beneficiary as follows:

                  (a) Such Guarantor is a corporation duly organized, validly existing and in good
                                       -7-

                                                                        Guaranty

         standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Guaranty and the other Operative Documents to which it is a party and to carry out the transactions contemplated hereby and thereby.

                  (b) The execution and delivery by such Guarantor of this Guaranty and the other Operative Documents to which it is a party and the consummation by such Guarantor of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of such Guarantor. This Guaranty and the other Operative Documents to which such Guarantor is a party have each been duly executed and delivered by such Guarantor and each constitutes the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the rights of creditors generally and subject to the effects of general principles of equity (regardless of whether considered in a proceeding in law or equity).

                  (c) The execution and delivery of this Guaranty and the other Operative Documents to which such Guarantor is a party and the consummation by such Guarantor of the transactions contemplated hereby do not (i) contravene or result in a default under such Guarantor's articles of incorporation or bylaws, (ii) contravene or result in a default under any contractual restriction, law or governmental regulation or court decree or order binding on such Guarantor, (iii) require any filings, consents or authorizations which have not been duly obtained or (iv) result in the creation or imposition of any Lien on such Guarantor's properties, other than Permitted Liens.

         SECTION 11. Completion Guaranty. Each Guarantor jointly and severally hereby absolutely, unconditionally and irrevocably guarantees to each Beneficiary that if any Construction Agent fails to cause the Completion Date of any applicable Facility to occur on or before the Construction Termination Date, such Guarantor shall within five days thereafter, with the written consent of such Construction Agent, acknowledging that it will not be released thereby from any obligations under the Operative Documents, which consent may be waived by Trustee, notify Trustee that such Guarantor will perform in place of the applicable Construction Agent all obligations of such Construction Agent then remaining unperformed to cause title to each such unfinished Facility to be conveyed to Trustee and to complete the construction and installation of each such unfinished Facility in accordance with the provisions of the applicable Construction Agency Agreement and the Participation Agreement, including any obligation of such Construction Agent under the applicable Construction Agency Agreement or any other Operative Document to pay to Trustee, the applicable Prime Contractor or any other Person at any time any amount which Trustee may determine is required to complete installation and construction of each such unfinished Facility or to reimburse Trustee, any Lender or any Person

                                                                        Guaranty

for any amount incurred at any time by Trustee, such Lender or such Person in performing such obligations on behalf of such Construction Agent as permitted by the applicable Construction Agency Agreement or the other Operative Documents.

         SECTION 12. Further Assurances. Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as any Beneficiary may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

         SECTION 13. Notices, Etc. All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 9.3 of the Participation Agreement.

         SECTION 14. Amendments, Etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Beneficiaries, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 15. Severability. In case any provisions of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and statements and any other application thereof shall not in any way be affected or impaired thereby. To the extent permitted by law, each Guarantor hereby waives any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

         SECTION 16. Joinder. Any other Person may become a Guarantor under and become bound by the terms and conditions of this Guaranty by executing and delivering to the Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by (a) such documentation as the Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each responsible official thereof authorized to act on its behalf and (b) a written legal opinion from counsel to such Person, which legal opinion shall (i) include or otherwise address with respect to such Person and its joinder to the Guaranty all related matters similar to those set forth in Exhibit M-1 to the Participation Agreement and (ii) be provided by counsel reasonably acceptable to the Required Lenders.

         SECTION 17. Choice of Law. THIS GUARANTY HAS BEEN DELIVERED IN AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF NEW YORK, INCLUDING SECTION 5-
                                       -9-

                                                                       Guaranty

1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAWS AND CONFLICTS RULES OF SUCH STATE, EXCEPT TO THE EXTENT THAT THE EXERCISE OF CERTAIN RIGHTS OR REMEDIES HEREUNDER OR UNDER THE OTHER OPERATIVE DOCUMENTS MAY REQUIRE COMPLIANCE WITH GAMING LAWS.

         SECTION 18. Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns and inure to the benefit of and be enforceable by the respective successors, transferees, and assigns of the Beneficiaries; provided, however, that such Guarantor may not delegate any of its obligations hereunder without the prior written consent of the Trustee and each Lender.


                            [Signature pages follow]

                                                                       Guaranty



         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the date first above written.


                                  GRAND CASINOS, INC.


                                  By:      ______________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer




                                  GRAND CASINOS RESORTS, INC.


                                  By:      ______________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  GRAND CASINOS OF MISSISSIPPI, INC. -
                                  GULFPORT


                                  By:      ______________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer




                                  GRAND CASINOS OF MISSISSIPPI, INC. - BILOXI


                                  By:      ______________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer

                                                                       Guaranty




                                  GRAND CASINOS BILOXI THEATER, INC.


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  MILLE LACS GAMING CORPORATION


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  GRAND CASINOS OF LOUISIANA, INC. -
                                  TUNICA-BILOXI


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  GRAND CASINOS OF LOUISIANA, INC. -
                                  COUSHATTA


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer


                                  GCA ACQUISITION SUBSIDIARY, INC.

                                                                       Guaranty





                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  BL       DEVELOPMENT CORP.


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  BL       RESORTS I, INC.


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer



                                  GCG      RESORTS I, INC.


                                  By:      __________________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer


                                  BL       RESORTS I, LLC



                                  By:      ___________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer

                                                                       Guaranty




                                  GCG      RESORTS I, LLC



                                  By:      ___________________________
                                           Name: Timothy J. Cope
                                           Title: Chief Financial Officer

                                    EXHIBIT A
                                       TO
                                    GUARANTY

                              INSTRUMENT OF JOINDER


                  THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ___________________, _____, by ____________________________________________, a
___________________________ ("Joining Party"), and delivered to BA Leasing & Capital Corporation, as Administrative Agent, pursuant to the Guaranty, dated as of September 29, 1997, made by Grand Casinos, Inc., a Minnesota corporation ("Parent"), and the other Guarantors identified therein, in favor of the Administrative Agent and the other Beneficiaries described therein (the "Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

                  (a) The Guaranty was made by the Guarantors in favor of the Beneficiaries with respect to the Participation Agreement and the other Operative Documents.

                  (b) Joining Party is a Subsidiary of Parent and has elected to become a Guarantor under the terms and conditions of the Guaranty.

                  (c) Joining Party expects to realize direct and indirect benefits as a result of the availability of the financing arrangements provided by the Operative Documents.

NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

                  (1) By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 15 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Guaranteed Obligations heretofore or hereafter incurred under the Operative Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty, in each case for all purposes of the Operative Documents as if Joining Party was a originally a party to the Guaranty and the Participation Agreement.

                  (2) The effective date of this Joinder is __________________.

                                 "Joining Party"

                                 ________________________________
                                 a _________________________



                                 By:______________________________

                                   Title:_____________________________



ACKNOWLEDGED:

BA LEASING & CAPITAL
CORPORATION, as Administrative Agent



By:________________________________

Title:_______________________________